Exhibit 99.2

Interpace Biosciences Announces Impending Delisting from Nasdaq

PARSIPPANY, NJ, Feb. 17, 2021 (GLOBE NEWSWIRE) — Interpace Biosciences, Inc. (NASDAQ: IDXG) (“Interpace” or the “Company”), a leader in enabling personalized medicine, today announced that on February 16, 2020 it had received notification from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the Staff has determined to delist the Company’s securities from Nasdaq. This determination was due to the Company’s extended period of non-compliance with the minimum $2,500,000 stockholders’ equity requirement for continued listing set forth in listing Rule 5550(b) and the Company’s failure to timely execute on its plan to comply. Unless the Company requests an appeal of this determination, trading of the Company’s common stock will be suspended at the opening of business on February 25, 2021. The Company has applied to have its common stock qualified to trade on the OTCQX® Best Market (“OTCQX”).

The Staff reached its decision to delist the Company’s common stock based upon the Company’s continued non-compliance with Nasdaq Listing Rules as follows:

On October 21, 2020, Staff notified the Company that it did not comply with the minimum $2,500,000 stockholders’ equity requirement for continued listing set forth in Nasdaq Listing Rule 5550(b) (the “Rule”). According to the Form 10-Q for the period ended June 30, 2020 (the “Form 10-Q”), the Company’s stockholders’ equity was $1,693,000. In addition, the Company did not meet any of the alternatives under the Rule.

Up until the filing of the Form 10-Q for the period ended June 30, 2020, the Company reported a compliant stockholders’ equity number in its periodic reports. However, on January 19, 2021, the Company filed the Forms 10-Q/A for the periods ended March 31, 2020 and June 30, 2020 and Form 10-K/A for the fiscal year ended December 31, 2019. According to the amended filings, the Company reported stockholders’ deficit of approximately ($10.9) million and ($16.1) million for the periods ended March 31, 2020 and June 30, 2020 respectively. Additionally, the Company reported stockholders’ deficit of approximately ($4.5) million for the fiscal year ended December 31, 2019. As a result, Nasdaq determined that the Company has failed to comply with the continued listing requirements for approximately one year.

The Company submitted a plan of compliance to regain compliance with the Rule but was not in a position to complete execution of such plan by February 15, 2021.

The Company is determining whether to appeal the determination. In the absence of such appeal trading of the Company’s common stock on NASDAQ will be suspended at the opening of business on February 25, 2021, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on Nasdaq.

About Interpace Biosciences

Interpace Biosciences is an emerging leader in enabling personalized medicine, offering specialized services along the therapeutic value chain from early diagnosis and prognostic planning to targeted therapeutic applications.

Clinical services, through Interpace Diagnostics, provides clinically useful molecular diagnostic tests, bioinformatics, and pathology services for evaluating risk of cancer by leveraging the latest technology in personalized medicine for improved patient diagnosis and management. Interpace has four commercialized molecular tests and one test in a clinical evaluation process (CEP): PancraGEN® for the diagnosis and prognosis of pancreatic cancer from pancreatic cysts; ThyGeNEXT® for the diagnosis of thyroid cancer from thyroid nodules utilizing a next generation sequencing assay; ThyraMIR® for the diagnosis of thyroid cancer from thyroid nodules utilizing a proprietary gene expression assay; and RespriDX® that differentiates lung cancer of primary versus metastatic origin. In addition, BarreGEN®, a molecular based assay that helps resolve the risk of progression of Barrett’s Esophagus to esophageal cancer, is currently in a clinical evaluation program (CEP) whereby we gather information from physicians using BarreGEN® to assist us in gathering clinical evidence relative to the safety and performance of the test and also providing data that will potentially support payer reimbursement.

Pharma services, through Interpace Pharma Solutions, provides pharmacogenomics testing, genotyping, biorepository, and other customized services to the pharmaceutical and biotech industries. Pharma services also advances personalized medicine by partnering with pharmaceutical, academic, and technology leaders to effectively integrate pharmacogenomics into their drug development and clinical trial programs with the goals of delivering safer, more effective drugs to market more quickly, while also improving patient care.

For more information, please visit Interpace Biosciences’ website at www.interpace.com.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, relating to the Company’s future financial and operating performance. The Company has attempted to identify forward looking statements by terminology including “believes,” “estimates,” “anticipates,” “expects,” “plans,” “projects,” “intends,” “potential,” “may,” “could,” “might,” “will,” “should,” “approximately” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. These statements are based on current expectations, assumptions and uncertainties involving judgments about, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. These statements also involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from those expressed or implied by any forward-looking statements including, but not limited to, the Company’s ability to maintain its Nasdaq listing should it appeal the Nasdaq Staff’s delisting decision, the Company’s ability to successfully qualify to trade its common stock on the OTCQX Best Market, the Company’s ability to achieve projected cost savings and to successfully enact corporate reprioritization measures, the adverse impact of the COVID-19 pandemic on the Company’s operations and revenues, the substantial doubt about the Company’s ability to continue as a going concern, the Company’s history of operating losses, the Company’s ability to adequately finance its business, the Company’s ability to repay its $5M secured bridge loan, the Company’s dependence on sales and reimbursements from its clinical services, the Company’s ability to retain or secure reimbursement including its reliance on third parties to process and transmit claims to payers and the adverse impact of any delay, data loss, or other disruption in processing or transmitting such claims, the Company’s revenue recognition being based in part on estimates for future collections which estimates may prove to be incorrect, and the Company’s ability to remediate material weaknesses in internal controls. Additionally, all forward-looking statements are subject to the “Risk Factors” detailed from time to time in the Company’s most recent Annual Report on Form 10-K filed on April 22, 2020, as amended on May 29, 2020 and January 19, 2021, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q and amendments thereto. Because of these and other risks, uncertainties and assumptions, undue reliance should not be placed on these forward-looking statements. In addition, these statements speak only as of the date of this press release and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

Contacts:
Investor Relations
Edison Group
Joseph Green/Megan Paul
(646) 653-7030/7034
jgreen@edisongroup.com/mpaul@edisongroup.com